Exhibit 10.3

THIRD LIEN
SECURITY AGREEMENT
made by
K. HOVNANIAN ENTERPRISES, INC.,
HOVNANIAN ENTERPRISES, INC.
and certain of their respective Subsidiaries
in favor of
WILMINGTON TRUST COMPANY,
as Collateral Agent
Dated as of December 3, 2008

i

ii

THIRD LIEN SECURITY AGREEMENT
          THIS THIRD LIEN SECURITY AGREEMENT (the “Agreement”), dated as of December 3, 2008, is made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Wilmington Trust Company, as Collateral Agent (in such capacity, the “Junior Agent”) for the benefit of itself, the Junior Trustee (as defined below) and the Junior Noteholders (as defined below).
WITNESSETH:
          WHEREAS, pursuant to the Seventh Amended and Restated Credit Agreement, dated as of March 7, 2008, as amended by Amendment No. 1 to Seventh Amended and Restated Credit Agreement dated as of May 16, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), the Lenders now or hereafter party thereto (the “Lenders”), and PNC Bank National Association, as administrative agent (the “Administrative Agent”), the Lenders have provided certain loans and other financial accommodations to the Issuer;
          WHEREAS, the Issuer, Hovnanian and each of the other Guarantors (as defined in the Senior Note Indenture) party thereto entered into the Indenture, dated as of May 27, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Note Indenture”) with Wilmington Trust Company (as successor to Deutsche Bank National Trust Company) as trustee (in such capacity, together with its successors and assigns, the “Senior Trustee”), pursuant to which the Issuer issued its 11 1/2 % Senior Secured Notes due 2013;
          WHEREAS, the Issuer, Hovnanian and each of the other Guarantors (as defined in the Junior Note Indenture) have entered into the Indenture, dated as of December 3, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Junior Note Indenture”) with Wilmington Trust Company as trustee (in such capacity, the “Junior Trustee”) pursuant to which the Issuer issued its 18.0% Senior Secured Notes due 2017 (collectively, the “Junior Notes”);
          WHEREAS, the Issuer, Hovnanian, certain subsidiaries of Hovnanian party thereto, PNC Bank, National Association, as Senior Credit Agent and First-Lien Administrative Agent, the Senior Trustee, the Senior Noteholder Collateral Agent, the Junior Trustee, the Junior Agent and Wilmington Trust Company, as Mortgage Tax Collateral Agent have entered into the Intercreditor Agreement, dated as of December 3, 2008 (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Intercreditor Agreement”);
          WHEREAS, the Issuer is a member of an affiliated group of companies that includes Hovnanian, the Issuer’s parent company, and each other Grantor;
          WHEREAS, the Issuer and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the proceeds of the Junior Notes;
          NOW, THEREFORE, in consideration of the premises and to induce the Junior Noteholders to purchase Junior Notes, each Grantor hereby agrees with the Junior Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS
     1.1 Definitions.
          (a) Definitions set forth above are incorporated herein and unless otherwise defined herein, terms defined in the Junior Note Indenture and used herein shall have the meanings respectively given to them in the Junior Note Indenture or, if not defined herein or therein, in the Intercreditor Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Electronic Chattel Paper, Farm Products, General Intangibles, Goods, Payment Intangibles, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Software and Supporting Obligations.
          (b) The following terms shall have the following meanings:
          “Additional Junior Liens”: any liens on the Collateral which secure Additional Secured Obligations on an equal and ratable basis with the Secured Obligations, provided that such liens are permitted by clause (i)(c) of the definition of Permitted Liens in the Junior Note Indenture.
          “Additional Secured Obligations”: any obligations arising pursuant to any Additional Junior Indenture or Additional Junior Notes (including for the avoidance of doubt any guarantees with respect thereto).
          “Agreement”: this Third Lien Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          “Cash Collateral Account”: any deposit accounts, securities accounts and money market mutual fund shares or similar securities accounts at or maintained or issued by the Administrative Agent or any of the Lenders or any one or more Affiliates of the Administrative Agent or any of the Lenders and which are identified on Schedule A hereto in which the Junior Agent, for the benefit of the Secured Parties, holds a perfected security interest securing payment and performance of the Secured Obligations (including, for the avoidance of doubt, each “Cash Collateral Account” as defined in the Credit Agreement).
          “Cash Equivalents”: (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any Lender or any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase, and (ii) investment grade commercial paper or debt or commercial paper issued by a Lender or a bank holding company of a Lender having a maturity date of one year or less from the date of purchase, and (iii) funds holding assets primarily consisting of those described in clause (i) and (ii).
          “Collateral”: as defined in Section 2.
          “Collateral Agency Agreement”: an intercreditor or collateral agency agreement entered into between the Additional Junior Noteholder Collateral Agent(s) and the Junior Agent on terms reasonably satisfactory to the Junior Agent, the Issuer and Hovnanian, setting forth the respective rights of the Secured Parties and the Additional Junior Noteholder Collateral Agent(s) and the holders of Additional Secured Obligations with respect to the Collateral and providing, among other things, that (x)

the Additional Junior Liens shall rank equally with or junior to the liens securing the Secured Obligations, (y) any proceeds of the Collateral shall be applied ratably to the Secured Obligations and the Additional Secured Obligations, or that the Additional Secured Obligations shall receive payment on a junior basis, in each case, subject to the Intercreditor Agreement and (z) the Junior Agent, including at the direction of the Junior Noteholders, shall be entitled to take such actions, or to direct any agent appointed pursuant to the Collateral Agency Agreement to take such actions, as are permitted hereby, by the Junior Note Indenture and by the Intercreditor Agreement independently of any direction or vote of the holders of the Additional Secured Obligations.
          “Contracts”: any contracts and agreements for the purchase, acquisition or sale of real or personal property or the receipt or performance of services, any contract rights relating thereto, and all other rights to such contract or agreements and any right to payment for or to receive moneys due or to become due for items sold or leased or for services rendered, together with all rights of any Grantor to damages arising thereunder or to perform and to exercise all remedies thereunder.
          “Collateral Account”: any collateral account established by the Perfection Agent as provided in Section 6.1 or 6.3.
          “Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to distribute, exploit and sell materials derived from any Copyright.
          “Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.
          “Deposit Accounts”: the collective reference to each Deposit Account (as such term is defined in Section 1(a) hereof) in the name of the applicable Grantor, together with any one or more securities accounts into which any monies on deposit in any such Deposit Account may be swept or otherwise transferred now or hereafter and from time to time, and any additional, substitute or successor Deposit Account.
          “Discharge of Senior Claims”: has the meaning set forth in the Intercreditor Agreement.
          “Discharge of Senior Lender Claims”: has the meaning set forth in the Intercreditor Agreement.
          “Excluded Accounts” shall mean at any time those deposit, checking or securities accounts of any of the Grantors (i) that individually have an average monthly balance (over the most recent ended 3-month period) less than $250,000 and which together do not have an average monthly balance (for such 3-month period) in excess of $2,000,000 in the aggregate, (ii) all escrow accounts (in which funds are held for or of others by virtue of customary real estate practice or contractual or legal requirements) and (iii) such other accounts with respect to which the Perfection Agent reasonably determines that the cost of perfecting a Lien thereon is excessive in relation to the benefit thereof.
          “First Lien Security Agreement”: the “Security Agreement” as defined in the Credit Agreement.
          “Guarantors”: the collective reference to each Grantor other than the Issuer.

          “Intellectual Property”: the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws, in, to and under the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
          “Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC, and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes.
          “Issuers”: the collective reference to each issuer of any Investment Property.
          “Junior Noteholder”: “Holder” or “Holder of Notes” as defined in the Junior Note Indenture.
          “Junior Noteholder Collateral Document” means any agreement, document or instrument pursuant to which a Lien is granted by the Issuer or any Guarantor to secure any Secured Obligations or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.
          “Junior Noteholder Document” means collectively (a) the Junior Note Indenture, the Junior Notes and the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) above evidencing or governing any Secured Obligations as the same may be amended, restated or otherwise modified from time to time.
          “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.
          “New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Official Body” shall mean any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
          “Patent License”: all written agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
          “Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.
          “Perfection Agent”: (i) prior to the Discharge of Senior Lender Claims, the Administrative Agent (including, with respect to any Collateral delivered to or held by the Perfection Agent hereunder, in its capacity as bailee for the Junior Trustee, the Junior Agent and the Junior Noteholders under Section 5.5 of the Intercreditor Agreement), (ii) following the Discharge of Senior Lender Claims but prior to the Discharge of Senior Claims, the Senior Noteholder Collateral Agent

(including, with respect to any Collateral delivered to or held by the Perfection Agent hereunder, in its capacity as bailee for the Junior Trustee, the Junior Agent and the Junior Noteholders under Section 5.6 of the Intercreditor Agreement) and (iii) following the Discharge of Senior Claims, the Junior Agent; provided that the Junior Agent may for certain purposes hereunder designate another Person to be the Perfection Agent pursuant to any Collateral Agency Agreement.
          “Permitted Encumbrance”: set forth in Section 3.1.
          “Pledged Notes”: all promissory notes issued to or held by any Grantor.
          “Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.
          “Receivable”: any right to payment for real or personal property sold or leased or for services rendered, whether or not such right is evidenced by a Contract, an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).
          “Secured Obligations”: all Indebtedness and other Obligations under the Junior Note Indenture, the Junior Notes, the Guarantees and the Junior Noteholder Collateral Documents, together with any extensions, renewals, replacements or refundings thereof and all costs and expenses of enforcement and collection, including reasonable attorney’s fees.
          “Secured Parties”: the collective reference to the Junior Agent, the Junior Trustee and the Junior Noteholders, in each case to which any Secured Obligations are owed.
          “Securities Accounts”: the collective reference to the securities accounts in the name of the applicable Grantor and any additional, substitute or successor account.
          “Senior Noteholder Security Agreement”: the Second Lien Security Agreement, dated as of May 27, 2008, among the Grantors party thereto in favor of Wilmington Trust Company (as successor to Deutsche Bank National Trust Company).
          “Trademark License”: any written agreement providing for the grant by or to any Grantor of any right to use any Trademark.
          “Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now owned or hereafter acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.
          “Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

     1.2 Other Definitional Provisions.
          (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
SECTION 2. GRANT OF SECURITY INTEREST
     Each Grantor hereby grants to the Junior Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:
          (a) all Accounts;
          (b) all Cash Collateral Accounts;
          (c) all Chattel Paper (including, Electronic Chattel Paper);
          (d) all Commercial Tort Claims (including those claims listed on Schedule B hereto, in which the claim amount individually exceeds $2,000,000, as such schedule is amended or supplemented from time to time);
          (e) all Contracts;
          (f) all Securities Accounts;
          (g) all Deposit Accounts;
          (h) all Documents (other than title documents with respect to vehicles);
          (i) all Equipment;
          (j) all Fixtures;
          (k) all General Intangibles;
          (l) all Goods;
          (m) all Instruments;

          (n) all Intellectual Property;
          (o) all Inventory;
          (p) all Investment Property;
          (q) all Letters of Credit;
          (r) all Letter of Credit Rights;
          (s) all Payment Intangibles;
          (t) all Vehicles and title documents with respect to Vehicles;
          (u) all Receivables;
          (v) all Software;
          (w) all Supporting Obligations;
          (x) to the extent, if any, not included in clauses (a) through (w) above, each and every other item of personal property whether now existing or hereafter arising or acquired;
          (y) all books and records pertaining to any of the Collateral; and
          (z) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, however, that notwithstanding any of the other provisions set forth in this Section 2 (and notwithstanding any recording of the Junior Agent’s Lien in the U.S. Patent and Trademark Office or other registry office in any jurisdiction), this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include, (i) any property or assets designated as “Excluded Property” pursuant to paragraph (c) of the definition of “Permitted Investment” in the Junior Note Indenture or (ii) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in United States “intent-to-use” trademark or service mark application unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et. seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark applications under applicable federal Law. After such period and after such evidence of use has been filed and accepted, each Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral. The Junior Agent agrees that, at any Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements of any Guarantor, then the capital stock or other securities of such Guarantor shall automatically be deemed released and not to be and not to have been part of the Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Junior Noteholder, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Collateral.
SECTION 3. REPRESENTATIONS AND WARRANTIES
     To induce the Junior Noteholders to purchase the Junior Notes, each Grantor hereby represents and warrants to the Junior Agent and each other Secured Party that:
     3.1 Title: No Other Liens.
     Except for the security interest granted to the Junior Agent for the ratable benefit of the Secured Parties pursuant to this Agreement: (i) such Grantor owns each item of the Cash Collateral Accounts free and clear of any and all Liens or claims of others, except for (a) the first priority perfected security interest securing the Senior Lender Claims, (b) the second priority perfected security interest securing the Senior Noteholder Claims and (c) the Additional Junior Liens and (ii) such Grantor owns each other item of the Collateral free and clear of any and all Liens or claims of others except, with respect to the Collateral referred to in this clause (ii), for the Liens permitted to exist on the Collateral by Section 7.2.2 of the Credit Agreement, Section 4.08 of the Senior Note Indenture and Section 4.08 of the Junior Note Indenture (“Permitted Encumbrances”). No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except with respect to Permitted Encumbrances.
     3.2 Perfected Third Priority Liens.
     The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Junior Agent in completed form) will constitute valid perfected (to the extent such security interest can be perfected by such filings or actions) security interests in all of the Collateral in favor of the Junior Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except, (i) in the case of Collateral other than the Cash Collateral Accounts, for Permitted Encumbrances and (ii) in the case of the Cash Collateral Accounts, for the first priority perfected security interest securing the Senior Lender Claims, the second priority perfected security interest securing the Senior Noteholder Claims and the Additional Junior Liens.
     3.3 Jurisdiction of Organization; Chief Executive Office.
     On the date hereof, such Grantor’s exact legal name, jurisdiction of organization and identification number from the jurisdiction of organization (if any), are specified on Schedule D hereto.

     3.4 Farm Products.
     None of the Collateral constitutes, or is the Proceeds of, Farm Products.
     3.5 Investment Property.
     Such Grantor is the record and beneficial owner of, and has good title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Permitted Encumbrances.
     3.6 Receivables.
     No amount payable in excess of $2,000,000 in the aggregate to all Grantors under or in connection with any Receivables is evidenced by any Instrument or Chattel Paper which has not been delivered to the Perfection Agent.
SECTION 4. COVENANTS
     Each Grantor covenants and agrees with the Junior Agent and the other Secured Parties that, from and after the date of this Agreement until the payment in full of all outstanding Secured Obligations:
     4.1 Maintenance of Perfected Security Interest; Further Documentation.
          (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest to the extent required by this Agreement having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever other than (i) in the case of Collateral other than the Cash Collateral Accounts, any holder of Permitted Encumbrances and (ii) in the case of the Cash Collateral Accounts, for the first priority perfected security interest securing the Senior Lender Claims, the second priority perfected security interest securing the Senior Noteholder Claims and the Additional Junior Liens, in each case, subject to the rights of such Grantor under the Junior Noteholder Documents to dispose of the Collateral.
          (b) At any time and from time to time such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as shall be necessary, or that the Junior Agent may reasonably request, for the purpose of obtaining, perfecting or preserving the security interests purported to be granted under this Agreement and of the rights and remedies herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of the Deposit Accounts, Investment Property, Letter of Credit Rights and the Securities Accounts and any other relevant Collateral, taking any actions necessary to enable the Perfection Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, provided that the Grantor shall not be required to take any of the actions set forth in this clause (ii) with respect to (x) Excluded Accounts and (y) (1) prior to the Discharge of Senior Lender Claims, any Deposit Account or Securities Account with respect to which the Administrative Agent (or other Senior Credit Agent) does not have “control” and (2) following the Discharge of Senior Lender Claims but prior to the Discharge of Senior Claims, any Deposit Account or Securities Account with respect to which the Senior Noteholder Collateral Agent does not have “control”, in each case within the meaning of the applicable Uniform Commercial Code; provided, further that following the Discharge of Senior Claims, the Grantor shall only be required to take the actions set forth in this clause (ii) with respect to Deposit Accounts and Securities Accounts if reasonably requested by the Junior Agent.

          (c) If any Grantor shall at any time acquire a Commercial Tort Claim, in which the claim amount individually exceeds $2,000,000, such Grantor shall promptly notify the Junior Agent in a writing signed by such Grantor of the details thereof and grant to the Junior Agent for the benefit of the Secured Parties in such writing a security interest therein and in the Proceeds thereof, with such writing to be in form and substance satisfactory to the Junior Agent and such writing shall constitute a supplement to Schedule B hereto.
     4.2 Changes in Name, etc.
     Such Grantor will, within thirty (30) calendar days after any change of its jurisdiction of organization or change of its name, provide written notice thereof to the Junior Agent.
     4.3 Delivery of Instruments, Certificated Securities and Chattel Paper.
     If any amount in excess of $2,000,000 in the aggregate payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, certificated security or Chattel Paper, such Instrument, certificated security or Chattel Paper shall be promptly delivered to the Perfection Agent, duly indorsed in a manner reasonably satisfactory to the Perfection Agent.
     4.4 Intellectual Property.
          (a) Prior to the Discharge of Senior Lender Claims, such Grantor, if requested to do so with respect to the Senior Lender Claims by the Administrative Agent pursuant to Section 4.4 of the First Lien Security Agreement, shall execute and deliver to the Junior Agent, and have recorded, any and all agreements, instruments, documents, and papers to evidence the Junior Agent’s and the other Secured Parties’ third lien security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby. Following the Discharge of Senior Lender Claims but prior to the Discharge of Senior Claims, such Grantor, if required to do so with respect to the Senior Noteholder Claims pursuant to Section 4.4 of the Senior Noteholder Security Agreement, shall execute and deliver to the Junior Agent, and have recorded, any and all agreements, instruments, documents, and papers to evidence the Junior Agent’s and the other Secured Parties’ security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby. On and after the Discharge of Senior Claims, such Grantor shall, if requested to do so by the Junior Agent, promptly execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as may be necessary to create and perfect the Junior Agent’s and the other Secured Parties’ security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.
          (b) Such Grantor’s obligations under Section 4.4(a) above shall include executing and delivering, and having recorded, with respect to such Collateral, the Intellectual Property Security Agreement attached hereto as Exhibit A.
SECTION 5. INVESTING AMOUNTS IN THE SECURITIES ACCOUNTS
     5.1 Investments.
     If requested by the Issuer, the Perfection Agent will, from time to time, invest amounts on deposit in the Deposit Accounts or Securities Accounts in which the Junior Agent for the benefit of the Secured Parties holds perfected security interest, in Cash Equivalents pursuant to the written instructions of the Issuer. All investments may, at the option of the Perfection Agent, be made in the name of the Perfection Agent or a nominee of the Perfection Agent and in a manner that preserves the Issuer’s ownership of, and the Junior Agent’s perfected Lien on, such investments. Subject to the Intercreditor Agreement, all income received from such investments shall accrue for the benefit of the Issuer and shall be credited (immediately upon receipt by the Perfection Agent) to a Deposit Account or Securities Account, in which Junior Agent for the benefit of the Secured Parties holds a perfected security interest. The Junior Agent, as the Perfection Agent, will only make investments in which it can obtain a perfected security interest, and the Issuer hereby agrees to execute promptly any documents which the Perfection Agent may reasonably require the Issuer to execute to implement or effectuate the provisions of this Section.
     5.2 Liability.
     The Junior Agent shall have no responsibility to the Issuer for any loss or liability arising in respect of the investments in the Deposit Accounts or Securities Accounts in which the Junior Agent for the benefit of the Secured Parties holds a perfected security interest (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability is found to be based on the Junior Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.
SECTION 6. REMEDIAL PROVISIONS
     6.1 Certain Matters Relating to Receivables.
          (a) At any time during the continuance of an Event of Default, the Junior Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Junior Agent may require in connection with such test verifications. The Junior Agent shall endeavor to provide the Issuer with notice at or about the time of such verifications, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedy or the Junior Agent’s rights hereunder.
          (b) The Junior Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and, subject to the Intercreditor Agreement, the Junior Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. The Junior Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder. Subject to the Intercreditor Agreement, if requested in writing by the Junior Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Perfection Agent if required, in a Collateral Account maintained under the sole dominion and control of the Perfection Agent, subject to withdrawal by the Perfection Agent to be applied (x) prior to the Discharge of Senior Lender Claims, in accordance with the First Lien Security Agreement, (y) following the Discharge of Senior Lender Claims but prior to the Discharge of Senior Claims, in accordance with the Senior Noteholder Security Agreement and (z) following the Discharge of Senior Claims, pursuant to Section 6.4 below, and (ii) until so turned over, shall be held by such Grantor in trust for the Perfection Agent, segregated from other funds of such Grantor.
          (c) At the Junior Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Perfection Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including without limitation, all original orders, invoices and shipping receipts.

     6.2 Communications with Obligors: Grantors Remain Liable.
          (a) Subject to the Intercreditor Agreement, the Junior Agent in its own name or in the name of others may after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Junior Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts. The Junior Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.
          (b) Subject to the Intercreditor Agreement, upon the written request of the Junior Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts, as the case may be, have been assigned to the Junior Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Junior Agent.
          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Junior Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Junior Agent or any Secured Party of any payment relating thereto, nor shall the Junior Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
     6.3 Proceeds to be Turned Over To Junior Agent.
     In addition to the rights of the Junior Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, and subject to the Intercreditor Agreement, if an Event of Default shall occur and be continuing, upon written request from the Junior Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Perfection Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Perfection Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Perfection Agent, if requested). All Proceeds received by the Perfection Agent hereunder shall be held by the Perfection Agent in a Collateral Account maintained under its sole dominion and control. All such Proceeds while held by the Perfection Agent in a Collateral Account (or by such Grantor in trust for the Junior Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.
     6.4 Application of Proceeds.
     If an Event of Default shall have occurred and be continuing, at any time at the Junior Agent’s election, subject to the Intercreditor Agreement and to any Collateral Agency Agreement, the Junior Agent may apply all or any part of the Collateral, whether or not held in the Deposit Accounts, the Securities Accounts or any other Collateral Account, in payment of the Secured Obligations in the order set forth in the Junior Note Indenture.

     6.5 Code and Other Remedies.
     Subject to the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Junior Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Junior Agent, without prior demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any prior notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, subject to the Intercreditor Agreement, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Junior Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Junior Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of remedies in the proceeding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Junior Agent’s rights hereunder. The Junior Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Junior Agent’s request, to assemble the Collateral and make it available to the Junior Agent at places which the Junior Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Junior Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Junior Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Junior Agent may elect, and only after such application and after the payment by the Junior Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Junior Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Junior Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any prior notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
     6.6 Subordination.
     Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Junior Agent, all Indebtedness owing to it by the Issuer or any Subsidiary of the Issuer shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.
     6.7 Deficiency.
     Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Junior Agent or any Secured Party to collect such deficiency.

SECTION 7. THE JUNIOR AGENT
     7.1 Junior Agent’s Appointment as Attorney-in-Fact. etc.
          (a) Subject to the Intercreditor Agreement, each Grantor hereby irrevocably constitutes and appoints the Junior Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Junior Agent the power and right, on behalf of such Grantor, without prior notice to or assent by such Grantor, to do any or all of the following:
          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Junior Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;
          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Junior Agent may request to evidence the Junior Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantors relating thereto or represented thereby;
          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
          (iv) execute, in connection with any sale provided for in Section 6.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Junior Agent or as the Junior Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Junior Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), through the world for such term or terms, on such conditions, in such manner, as the Junior Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Junior Agent were the absolute owner thereof for all purposes, and do, at the Junior Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Junior Agent deems necessary to protect, preserve or realize upon the Collateral and the Junior Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
          The Junior Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights in the preceding clause (a), provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.
          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Junior Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
          (c) The expenses of the Junior Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with, if past due, interest thereon at a rate per annum equal to the Default Rate, from the date when due to the Junior Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Junior Agent upon not less than five (5) Business Days notice.
          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
     7.2 Duty of Junior Agent.
     The Junior Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Junior Agent deals with similar property for its own account. Neither the Junior Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Junior Agent and the Secured Parties hereunder are solely to protect the Junior Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Junior Agent or any Secured Party to exercise any such powers. The Junior Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
     7.3 Execution of Financing Statements.
     Pursuant to any applicable law, each Grantor authorizes the Junior Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Junior Agent determines appropriate to perfect the security interests of the Junior Agent under this Agreement. Each Grantor authorizes the Junior Agent to use the collateral description “all personal property” or “all assets” in any such financing statements or in any other manner that the Junior Agent, in its sole discretion, deems necessary, advisable or prudent to ensure the perfection of the security interests granted hereunder.
     7.4 Authority of Junior Agent.
     Each Grantor acknowledges that the rights and responsibilities of the Junior Agent under this Agreement with respect to any action taken by the Junior Agent or the exercise or non-exercise by the Junior Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Junior Agent and the Secured Parties, be governed by the Junior Note Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Junior Agent and the Grantors, the Junior Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
SECTION 8. MISCELLANEOUS
     8.1 Amendments in Writing.
     None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article 9 of the Junior Note Indenture. For the avoidance of doubt, the Issuer and the Junior Agent may, without the need to obtain the consent of the Junior Noteholders, amend, supplement or otherwise modify any provision hereof or of any other Junior Noteholder Collateral Document (including by entering into any Collateral Agency Agreement or any other new or supplemental agreements) to reflect and give effect to the matters referred to in the definition of Collateral Agency Agreement in connection with the incurrence of Additional Secured Obligations and the granting of Additional Junior Liens, to the extent such incurrence or grant is permitted by, and in accordance with, the Junior Note Indenture and the Intercreditor Agreement.
     8.2 Notices.
     All notices, requests and demands to or upon the Junior Agent or any Grantor hereunder shall be effected in the manner provided for in Section 13.03 of the Junior Note Indenture.
     8.3 No Waiver by Course of Conduct; Cumulative Remedies.
     Neither the Junior Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Junior Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Junior Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Junior Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 Enforcement Expenses; Indemnification.
          (a) Each Grantor agrees to pay or reimburse each Secured Party and the Junior Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Junior Noteholder Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Junior Agent and the Secured Parties.
          (b) Each Grantor agrees to pay, and to save the Junior Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
          (c) Each Grantor agrees to pay, and to save the Junior Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Issuer would be required to do so pursuant to Section 7.07 of the Junior Note Indenture except those resulting from the Junior Agent’s or any Secured Party’s willful misconduct or gross negligence.
          (d) The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and termination of the Junior Noteholder Documents.
     8.5 Successors and Assigns.
     This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Junior Agent and the Secured Parties and their successors and assigns; provided that except as permitted by the Junior Note Indenture, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Junior Agent.
     8.6 Set-Off.
     Subject to the Intercreditor Agreement, each Grantor hereby irrevocably authorizes the Junior Agent and each other Secured Party at any time and from time to time while an Event of Default has occurred and is continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Junior Agent or such other Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Junior Agent or such other Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Junior Agent or such other Secured Party hereunder and claims of every nature and description of the Junior Agent or such other Secured Party against such Grantor, in any currency, whether arising hereunder, under the Junior Note Indenture or any other Junior Noteholder Document, as the Junior Agent or such other Secured Party may elect, whether or not the Junior Agent or any other Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Junior Agent and each other Secured Party shall endeavor to notify the Issuer promptly of any such set-off and the application made by the Junior Agent or such other Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Junior Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Junior Agent or such other Secured Party may have.
     8.7 Counterparts.
     This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     8.8 Severability.
     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     8.9 Section Headings.
     The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
     8.10 Integration.
     This Agreement and the other Junior Noteholder Documents represent the agreement of the Grantors, the Junior Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Junior Agent or any Secured Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Junior Noteholder Documents.
     8.11 GOVERNING LAW.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     8.12 Submission To Jurisdiction; Waivers.
     Each Grantor hereby irrevocably and unconditionally:
          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Junior Noteholder Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Junior Agent shall have been notified pursuant thereto;
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
     8.13 Acknowledgements.
     Each Grantor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Junior Noteholder Documents to which it is a party;
          (b) neither the Junior Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Junior Noteholder Documents, and the relationship between the Grantors, on the one hand, and the Junior Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
          (c) no joint venture is created hereby or by the other Junior Noteholder Document or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and
          (d) the Junior Agent may at any time and from time to time appoint a collateral agent to maintain any of the Collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as Junior Agent may desire; and the Junior Agent may appoint itself, any affiliate or a third party as the Collateral Agent, and all reasonable costs of the collateral agent shall be borne by the Grantors.
     8.14 Additional Grantors.
     Each Restricted Subsidiary of Hovnanian shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement, substantially in the form of Exhibit A hereto.
     8.15 Releases.
          (a) Upon the indefeasible payment in full of all outstanding Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Junior Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Junior Agent shall deliver to such Grantor any Collateral held by the Junior Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold or otherwise transferred pursuant to a transaction permitted by the Junior Note Indenture, the Liens created hereby on such Collateral shall automatically terminate to the extent provided for in Section 11.04 of the Junior Note Indenture. If the Liens on any Collateral are released by the Administrative Agent and the Senior Noteholder Collateral Agent, the Liens created hereby shall be automatically, unconditionally and simultaneously released as provided in the Intercreditor Agreement. At the request and sole expense of such Grantor, the Junior Agent shall deliver to such Grantor any Collateral held by the Junior Agent hereunder, and execute and deliver to such Grantor such documents as the Grantor shall reasonably request to evidence such termination or release.
     8.16 Automatic Release of Collateral.
     At any time after the initial execution and delivery of this Agreement to the Secured Parties, Grantors and their respective Collateral may be released from this Agreement pursuant to Section 11.04 of the Junior Note Indenture, or at the times and to the extent required by the Intercreditor Agreement. No notice of such release of any Grantor or such Grantor’s Collateral shall be required to be given to any other Grantor and each Grantor hereby consents thereto.
     8.17 WAIVER OF JURY TRIAL.
     EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER JUNIOR NOTEHOLDER DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
     8.18 Intercreditor Agreement.
     Notwithstanding anything herein to the contrary, the lien and security interest granted to the Junior Agent pursuant to this Agreement and the exercise of any right or remedy by the Junior Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.
     8.19 Control Agreements.
     In connection with each agreement made at any time pursuant to Sections 9-104 or 8-106 of the Uniform Commercial Code among the Junior Agent, any one or more Grantors, and any depository financial institution or issuer of uncertificated mutual fund shares or other uncertificated securities and any other Persons party thereto, the Junior Agent shall not deliver to any such depository or issuer, instructions directing the disposition of the deposit or uncertificated fund shares or other securities unless an Event of Default has occurred and is continuing at such time.
     8.20 Junior Agent Privileges, Powers and Immunities.
     In the performance of its obligations hereunder, the Junior Agent shall be entitled to the privileges, powers and immunities afforded to it as Collateral Agent under the Junior Note Indenture. The Junior Agent (including while acting as Perfection Agent) shall be entitled to refuse to take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement unless it has received direction of a majority of Junior Noteholders with respect thereto. Notwithstanding anything to the contrary contained herein, the Junior Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations.

[SIGNATURE PAGE 1 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
     IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.
Secured Party:

WILMINGTON TRUST COMPANY, as Junior Agent

By:

Name:

Title:

[SIGNATURE PAGE 2 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
Debtors:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:	David G. Valiaveedan
Title:	Vice-President — Finance

[SIGNATURE PAGE 3 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

HOVNANIAN ENTERPRISES, INC.

By:
Name:	David G. Valiaveedan
Title:	Vice-President — Finance
EASTERN TITLE AGENCY, INC.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
K. HOV INTERNATIONAL, INC.
K. HOV IP, II, INC.
K. HOV I P, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT BERNARDS IV, INC.
K. HOVNANIAN AT BRANCHBURG III, INC.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER VI, INC.
K. HOVNANIAN AT BURLINGTON III, INC.
K. HOVNANIAN AT BURLINGTON, INC.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT EAST WHITELAND I, INC.
K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HACKETTSTOWN, INC.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HOPEWELL IV, INC.

[SIGNATURE PAGE 4 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT HOPEWELL VI, INC.
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.
K. HOVNANIAN AT KINGS GRANT I, INC.
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAKEWOOD, INC.
K. HOVNANIAN AT LOWER SAUCON, INC.
K. HOVNANIAN AT MAHWAH II, INC.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MAHWAH VII, INC.
K. HOVNANIAN AT MANALAPAN, INC.
K. HOVNANIAN AT MARLBORO II, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.
K. HOVNANIAN AT MONTGOMERY I, INC.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT PERKIOMEN I, INC.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RESERVOIR RIDGE, INC.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. HOVNANIAN AT SMITHVILLE, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT STONY POINT, INC.
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TANNERY HILL, INC.
K. HOVNANIAN AT THE BLUFF, INC.
K. HOVNANIAN AT THORNBURY, INC.

[SIGNATURE PAGE 5 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT TIERRASANTA, INC.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT TUXEDO, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.
K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. HOVNANIAN AT WAYNE III, INC.
K. HOVNANIAN AT WAYNE V, INC.
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN CONSTRUCTION II, INC.
K. HOVNANIAN CONSTRUCTION III, INC.
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

[SIGNATURE PAGE 6 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN FORECAST HOMES NORTHERN, INC.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
LANDARAMA, INC.
M&M AT LONG BRANCH, INC.
MCNJ, INC.
SEABROOK ACCUMULATION CORPORATION

[SIGNATURE PAGE 7 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
STONEBROOK HOMES, INC.
THE MATZEL & MUMFORD ORGANIZATION, INC.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES, INC.
WESTMINSTER HOMES OF TENNESSEE, INC.
WH LAND I, INC.
WH PROPERTIES, INC.

By:
David G. Valiaveedan
On behalf of, and as Vice-President — Finance of each of the foregoing corporations

[SIGNATURE PAGE 8 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
David G. Valiaveedan
Vice-President — Finance
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 9 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
RIDGEMORE UTILITY, L.L.C.
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 10 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
ALFORD, L.L.C.
DULLES COPPERMINE, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.
K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 11 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT ALLENDALE, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BARNEGAT III, L.L.C.
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.

[SIGNATURE PAGE 12 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

[SIGNATURE PAGE 13 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MONROE III, L.L.C.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

[SIGNATURE PAGE 14 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.
K. HOVNANIAN AT PRINCETON NJ, L.L.C.
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE VIII, L.L.C.
K. HOVNANIAN AT WEST MILFORD, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.

[SIGNATURE PAGE 15 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
TERRAPIN REALTY, L.L.C.
KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 16 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability company.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 17 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 18 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

		By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 19 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
K.H. SAN MARCOS CONSERVANCY HOLDINGS, L.L.C.
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.
K. HOVNANIAN AT 4S, L.L.C.
K. HOVNANIAN AT ACQUA VISTA, L.L.C.
K. HOVNANIAN AT ALISO, L.L.C.
K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BELLA LAGO, L.L.C.
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, L.L.C.
K. HOVNANIAN AT EASTLAKE, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT HIGHWATER, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.
K. HOVNANIAN AT LAKE HILLS, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.
K. HOVNANIAN AT MOSAIC, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, L.L.C.
K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.
K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.
K. HOVNANIAN AT PARK LANE, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

[SIGNATURE PAGE 20 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.
K. HOVNANIAN AT RIVERBEND, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SKYE ISLE, L.L.C.
K. HOVNANIAN AT SUNSETS, L.L.C.
K. HOVNANIAN AT THE CROSBY, L.L.C.
K. HOVNANIAN AT THE GABLES, L.L.C.
K. HOVNANIAN AT THE PRESERVE, L.L.C.
K. HOVNANIAN AT THOMPSON RANCH, L.L.C.
K. HOVNANIAN AT TRAIL RIDGE, L.L.C.
K. HOVNANIAN AT WINCHESTER, L.L.C.
K. HOVNANIAN INTERNATIONAL, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, L.L.C.
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 21 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 22 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
BUILDER SERVICES, PA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN AT ALLENBERRY, L.L.C.
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K HOVNANIAN AT FORKS TWP. I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 23 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF
PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 24 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 25 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 26 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 27 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 28 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 29 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 30 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 31 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 32 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes — DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 33 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 34 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:
David G. Valiaveedan
Vice-President — Finance

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 35 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 36 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 37 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:

David G. Valiaveedan
Vice-President — Finance

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 38 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN AT EWING, L.L.C.

	By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:

David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 39 OF 39 TO THE THIRD LIEN SECURITY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:
David G. Valiaveedan
Vice-President — Finance

Address for Notices for each of the foregoing Debtors:

c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: David G. Valiaveedan
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

SCHEDULE A
Cash Collateral Accounts

SCHEDULE B
Commercial Tort Claims

SCHEDULE C
Actions Required to Perfect
1.	With respect to each Loan Party organized under the laws of the state of Alabama as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Alabama Secretary of State.

2.	With respect to each Loan Party organized under the laws of the state of Arizona as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Arizona Secretary of State.

3.	With respect to each Loan Party organized under the laws of the state of California as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the California Secretary of State.

4.	With respect to each Loan Party organized under the laws of the state of Connecticut as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral the Connecticut Secretary of State.

5.	With respect to each Loan Party organized under the laws of the state of Delaware as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Delaware Secretary of State.

6.	With respect to each Loan Party organized under the laws of the District of Columbia as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the District of Columbia Recorder of Deeds.

7.	With respect to each Loan Party organized under the laws of the state of Florida as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Florida Secured Transaction Registry.

8.	With respect to each Loan Party organized under the laws of the state of Georgia as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

9.	With respect to each Loan Party organized under the laws of the state of Illinois as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Illinois Secretary of State.

10.	With respect to each Loan Party organized under the laws of the state of Indiana as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Indiana Secretary of State.

11.	With respect to each Loan Party organized under the laws of the state of Kentucky as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Kentucky Secretary of State.

12.	With respect to each Loan Party organized under the laws of the state of Maryland as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Maryland State Department of Assessments and Taxation.

13.	With respect to each Loan Party organized under the laws of the state of Michigan as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Michigan Secretary of State.

14.	With respect to each Loan Party organized under the laws of the state of Minnesota as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Minnesota Secretary of State.

15.	With respect to each Loan Party organized under the laws of the state of Mississippi as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Mississippi Secretary of State.

16.	With respect to each Loan Party organized under the laws of the state of New Jersey as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New Jersey Division of Commercial Recording.

17.	With respect to each Loan Party organized under the laws of the state of New York as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New York Secretary of State.

18.	With respect to each Loan Party organized under the laws of the state of North Carolina as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the North Carolina Secretary of State.

19.	With respect to each Loan Party organized under the laws of the state of Ohio as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Ohio Secretary of State.

20.	With respect to each Loan Party organized under the laws of the state of Pennsylvania as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Pennsylvania Secretary of the Commonwealth.

21.	With respect to each Loan Party organized under the laws of the state of South Carolina as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the South Carolina Secretary of State.

22.	With respect to each Loan Party organized under the laws of the state of Tennessee as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Tennessee Secretary of State.

23.	With respect to each Loan Party organized under the laws of the state of Texas as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Texas Secretary of State.

24.	With respect to each Loan Party organized under the laws of the state of Virginia as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Virginia State Corporation Commission.

25.	With respect to each Loan Party organized under the laws of the state of West Virginia as identified on Schedule D of this Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the West Virginia Secretary of State.

26.	With respect to the Securities Accounts and the Deposit Accounts, the bank with which such Securities Account and such Deposit Account are maintained agreeing that it will comply with instructions originated by the Perfection Agent directing disposition of the funds in such Securities Account and such Deposit Account without further consent of the relevant Grantor.

27.	With respect to each Grantor, the filing of a short form security agreement that reasonably identifies such Grantor’s registered and applied for Trademarks with the United States Patent and Trademark Office.

28.	With respect to each Grantor, the filing of a short form security agreement that reasonably identifies such Grantor’s Patents and Patent applications with the United States Patent and Trademark Office.

29.	With respect to each Grantor, the filing of a short form security agreement that reasonably identifies such Grantor’s registered and applied for Copyrights with the United States Copyright Office.

SCHEDULE D
Certain Information relating to Grantors

EXHIBIT A
Form of Joinder Agreement
This JOINDER AND ASSUMPTION AGREEMENT is made                      by                                         , a                                          (the “New Grantor”).
Reference is made to (i) the Indenture, dated as of December 3, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Junior Note Indenture”) between the K. Hovnanian Enterprises, Inc., a California corporation (“Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), each of the other Guarantors party thereto and Wilmington Trust Company as trustee (in such capacity, the “Junior Trustee”), pursuant to which the Issuer issued its 18.0% Senior Secured Notes due 2017 (collectively, and together with any additional notes issued under such Junior Note Indenture, the “Junior Notes”); (ii) the Supplemental Indenture dated [___] pursuant to which the New Grantor became party to the Indenture as a Guarantor, (iii) the Third Lien Security Agreement by each of the Grantors (as defined therein) in favor of the Junior Trustee as collateral agent (in such capacity, the “Junior Agent”) for the benefit of itself, the Junior Trustee and the Junior Noteholders (as the same may be modified, supplemented, amended or restated, the “Security Agreement”), (iv) the Third Lien Pledge Agreement by each of the Pledgors (as defined therein) in favor of the Junior Agent for the benefit of itself, the Junior Trustee and the Junior Noteholders (as the same may be modified, supplemented, amended or restated, the “Pledge Agreement”) and (v) the Intercreditor Agreement dated as of December 3, 2008 among the Issuer, Hovnanian, each other Grantor (as defined therein), the Junior Trustee, the Junior Agent, PNC Bank, National Association, as First-Lien Administrative Agent and Senior Credit Agent, the Senior Trustee (as defined therein), the Senior Noteholder Collateral Agent (as defined therein) and Wilmington Trust Company, as Mortgage Tax Collateral Agent (as the same may be modified, supplemented, amended or restated, the “Intercreditor Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Security Agreement or, if not defined therein, the Pledge Agreement and/or the Intercreditor Agreement.
The New Grantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Grantor under the Security Agreement and the Intercreditor Agreement and a Pledgor under the Pledge Agreement and agrees that from the date hereof until the payment in full of the Secured Obligations and the performance of all other obligations of Issuer under the Junior Noteholder Documents, New Grantor has assumed the obligations of a Grantor and Pledgor under, and New Grantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement and each of the other Junior Noteholder Documents which are stated to apply to or are made by a Grantor. Without limiting the generality of the foregoing, the New Grantor hereby represents and warrants that each of the representations and warranties set forth in the Intercreditor Agreement, the Security Agreement and the Pledge Agreement is true and correct as to New Grantor on and as of the date hereof as if made on and as of the date hereof by New Grantor.
New Grantor hereby makes, affirms, and ratifies in favor of the Secured Parties and the Junior Agent the Security Agreement, the Pledge Agreement, the Intercreditor Agreement and each of the other Junior Noteholder Documents given by the Grantors to the Junior Agent. In furtherance of the foregoing, New Grantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Joinder Agreement.

IN WITNESS WHEREOF, the New Grantor has duly executed this Joinder Agreement and delivered the same to the Junior Agent for the benefit of the Secured Parties, as of the date and year first written above.

[NAME OF NEW GRANTOR]

By:

Title: